[logo] M F S(R)                                                ANNUAL REPORT
INVESTMENT MANAGEMENT                                          DECEMBER 31, 2001

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) MONEY
                MARKET SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) MONEY MARKET SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

        NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)
TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of
JOHN W. BALLEN* (born 09/12/59) Trustee                  Business Administration, Adjunct
Massachusetts Financial Services Company,                Professor; CBL & Associates Properties,
President and Director                                   Inc. (real estate investment trust),
                                                         Director; The Baupost Fund (a mutual
KEVIN J. PARKE* (born 12/14/59) Trustee                  fund), Vice Chairman and Trustee
Massachusetts Financial Services Company, Chief
Investment Officer, Executive Vice President and         J. DALE SHERRATT (born 09/23/38) Trustee
Director                                                 Insight Resources, Inc. (acquisition
                                                         planning specialists), President;
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           Wellfleet Investments (investor in
Brigham and Women's Hospital, Chief of Cardiac           health care companies), Managing General
Surgery; Harvard Medical School, Professor of            Partner (since 1993); Paragon Trade
Surgery                                                  Brands, Inc. (disposable consumer
                                                         products), Director; Cambridge
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       Nutraceuticals (professional nutritional
Trustee                                                  products), Chief Executive Officer
Edmund Gibbons Limited (diversified holding              (until May 2001)
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           ELAINE R. SMITH (born 04/25/46) Trustee
Bank of Butterfield, Chairman (until 1997)               Independent health care industry consultant

WILLIAM R. GUTOW (born 09/27/41) Trustee                 WARD SMITH (born 09/13/30) Trustee
Private investor and real estate consultant;             Private investor; Sundstrand Corporation
Capitol Entertainment Management Company (video          (manufacturer of highly engineered
franchise), Vice Chairman                                products for industrial and aerospace
                                                         applications), Director (until June 1999)
J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation
(energy related services), Director; Eastern
Enterprises (diversified services company),
Chairman, Trustee and Chief Executive Officer
(until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               STEPHEN E. CAVAN (born 11/06/53)  Secretary and Clerk
Chairman and President                                   Massachusetts Financial Services  Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President, General Counsel and Secretary
and Chief Executive Officer
                                                         ROBERT R. FLAHERTY (born 09/18/63) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice President
Secretary and Assistant Clerk                            (since August 2000); UAM Fund Services, Senior Vice
Massachusetts Financial services Company, Senior         President (prior to August 2000)
Vice President and Associate General Counsel
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
MARK E. BRADLEY (born 11/23/59) Assistant Treasurer      Massachusetts Financial Services Company, Vice President
Massachusetts Financial Services Company, Vice           (since September 1996)
President (since March 1997)
                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1)  Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
     (i.e., "public companies").
  *  "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
     1940 Act) which is the  principal federal law governing investment companies like the series. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.


INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m.
500 Boylston Street                                      to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Terry A. Vittozzi*                                       business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Deloitte & Touche LLP                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch- tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call                WORLD WIDE WEB
your investment professional or, for an                  www.mfs.com
information kit, call toll free:
1-800-637-2929 any business day from 9 a.m.
to 5 p.m. Eastern time (or leave a message
anytime).


* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 2001, the series provided a total return of 3.72%.

In an environment of slower economic activity, declining capital spending, a weak global economy, and a war in Afghanistan, the Federal Reserve Board embarked on one of the most aggressive rate cutting campaigns in history. All told, the federal funds rate was reduced from 6.50% at the beginning of 2001 to 1.75% at the end of December, a 40-year low.

Through the first half of the period, we lengthened the average maturity to the 55 to 65 day area. By doing so, we captured higher yields in a declining interest-rate environment. This approach proved beneficial. By early summer, though, we had let the average maturity decline to a more neutral level because we felt that there was a great deal of monetary and fiscal stimulus in the pipeline, and short-term yields were unlikely to decline as much as the market expected. Of course, the tragedies of September 11 altered our outlook, leading us to believe that rates would be on the decline for the foreseeable future. As a result, we increased the average maturity again.

We have continued to limit the series' investments to securities issued or guaranteed by the U.S. Treasury, agencies, or instrumentalities of the U.S. government, as well as to the highest-quality corporate and bank issues, in order to provide maximum security against credit risk. On December 31, 2001, 66% of the portfolio was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues.

Investments in the series are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the series seeks to preserve the value at $1.00 per unit, it is possible to lose money by investing in the series.

    Respectfully,

/s/ Terri A. Vittozzi

    Terri A. Vittozzi
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Terri A. Vittozzi is a portfolio manager at MFS Investment Management(R) (MFS(R)). She manages the money market portfolios of our mutual funds, offshore investment products, and variable annuities.

Terri joined MFS in 1992. She held various positions at MFS including portfolio settlements coordinator and money market trader before being named assistant portfolio manager in 2000 and portfolio manager in January 2001.

Terri earned a bachelor's degree from Babson College and a Master of Business Administration degree from Bentley College.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, issuer-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Commencement of investment operations: January 3, 1995

Size: $20.7 million net assets as of December 31, 2001

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions.

These risks may increase unit price volatility. Please see the prospectus for details.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

RESULTS OF SHAREHOLDER MEETINGS (Unaudited)

At the annual meeting of shareholders of MFS Variable Insurance Trust, MFS Money Market Series, which was held on November 1, 2001, the following actions were taken:

ITEM 1.  Trustees of the Trust were elected as follows:

                                                        NUMBER OF SHARES
                                                   ---------------------------
                                                                      WITHHOLD
NOMINEE                                                       FOR    AUTHORITY
-------------------------------------------------------------------------------
Jeffrey L. Shames                                  18,327,384.824       65.746
John W. Ballen                                     18,327,384.824       65.746
Lawrence H. Cohn                                   18,327,384.824       65.746
J. David Gibbons                                   18,327,384.824       65.746
William R. Gutow                                   18,327,384.824       65.746
J. Atwood Ives                                     18,327,384.824       65.746
Abby M. O'Neill                                    18,327,384.824       65.746
Lawrence T. Perera                                 18,327,384.824       65.746
William J. Poorvu                                  18,327,384.824       65.746
Arnold D. Scott                                    18,327,384.824       65.746
J. Dale Sherratt                                   18,327,384.824       65.746
Elaine R. Smith                                    18,327,384.824       65.746
Ward Smith                                         18,327,384.824       65.746

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                16,160,524.202
Against                                             2,097,102.429
Abstain                                                69,823.939

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                15,989,361.435
Against                                             2,268,265.196
Abstain                                                69,823.939

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                16,464,433.125
Against                                             1,793,193.506
Abstain                                                69,823.939

ITEM 5. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending December 31, 2001.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                16,464,433.125
Against                                             1,793,193.506
Abstain                                                69,823.939

PORTFOLIO OF INVESTMENTS - December 31, 2001

Commercial Paper - 66.0%
-------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)             VALUE
-------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/02        $  172       $   171,992
    Archer Daniels Midland Co., due 1/25/02*             465           464,287
    Centric Capital Corp., due 1/11/02 - 1/31/02*        550           549,103
    Ciesco LP, due 2/12/02                               350           349,236
    Credit Suisse First Boston, Inc., due 1/11/02*       250           249,747
    Dexia Delaware LLC, due 3/11/02                      350           348,813
    Dresdner US Finance, due 2/07/02                     350           349,327
    ED & F Treasury Management, due 2/04/02              350           349,226
    Edison Asset Securitization LLC, due 1/02/02         830           829,958
    Enterprise Funding Corp., due 3/12/02*               350           348,782
    General Electric Capital Corp., due 3/18/02          350           348,186
    Gillette Co., due 4/02/02*                           350           347,974
    Goldman Sachs Group LP, due 4/12/02                  350           347,643
    Govco, Inc., due 2/21/02*                            352           350,998
    Halifax PLC, due 2/12/02                             350           349,224
    Hewlett-Packard Co., due 1/07/02*                    350           349,854
    ING America Insurance Holdings, due 3/07/02          350           348,894
    Lloyds Bank PLC, due 2/13/02                         350           350,000
    Morgan J P Chase, due 1/15/02                        350           349,687
    Morgan Stanley Dean Witter, due 1/11/02 - 2/15/02    750           748,857
    New Center Asset Trust, due 1/02/02 - 3/28/02        832           829,629
    Old Line Funding Corp., due 1/04/02 - 1/10/02*       556           555,784
    Park Avenue Receivables Corp., due 1/28/02*          350           349,443
    Preferred Receivables Funding, due 1/14/02*          350           349,735
    Prudential Funding Corp., due 1/10/02                350           349,796
    Receivables Capital Corp., due 1/15/02*              200           199,817
    Royal Bank of Canada, due 1/15/02                    350           349,730
    Societe Generale, due 4/08/02                        350           347,897
    Svenska Handelsbanken, Inc., due 3/04/02             350           348,927
    Swedbank, due 4/02/02                                350           347,965
    Thunder Bay Funding, Inc., due 1/15/02*              387           386,684
    Tribune Co., due 1/18/02 - 2/13/02*                  650           648,814
    UBS Finance, Inc., due 1/02/02                       412           411,979
    Verizon Global Funding, due 4/02/02*                 300           298,119
-------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost and Value                $13,676,107
-------------------------------------------------------------------------------

U.S. Government Agencies - 34.4%
-------------------------------------------------------------------------------
    Federal Home Loan Bank, due 1/11/02 - 3/15/02     $1,445       $ 1,443,941
    Federal Home Loan Mortgage Corp.,
      due 2/28/02 - 7/18/02                            3,850         3,826,396
    Federal National Mortgage Assn.,
      due 1/02/02 - 5/30/02                            1,850         1,842,439
-------------------------------------------------------------------------------
Total U.S. Government Agencies, at Amortized
  Cost and Value                                                   $ 7,112,776
-------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                     $20,788,883

Other Assets, Less Liabilities - (0.4)%                                (82,718)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $20,706,165
-------------------------------------------------------------------------------

Portfolio footnotes:

* 4(2) paper.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
DECEMBER 31, 2001
--------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                     $20,788,883
  Cash                                                                 473
  Interest receivable                                                5,682
  Other assets                                                         429
                                                               -----------
      Total assets                                             $20,795,467
                                                               -----------
Liabilities:
  Distributions payable                                               $  9
  Payable for series shares reacquired                              88,274
  Payable to affiliates -
    Management fee                                                     849
    Reimbursement fee                                                  170
                                                               -----------
      Total liabilities                                        $    89,302
                                                               -----------
Net assets (represented by paid-in capital)                    $20,706,165
                                                               ===========
Shares of beneficial interest outstanding                       20,706,165
                                                                ==========
Net asset value per share
  (net assets / shares of beneficial interest outstanding)        $1.00
                                                                  =====

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------
Net investment income:
  Interest income                                                $760,022
                                                                 --------
  Expenses -
    Management fee                                               $ 92,677
    Trustees' compensation                                          2,600
    Shareholder servicing agent fee                                 6,460
    Administrative fee                                              1,936
    Custodian fee                                                   8,848
    Printing                                                        8,218
    Auditing fees                                                  22,572
    Legal fees                                                      7,778
    Miscellaneous                                                   6,378
                                                                 --------
      Total expenses                                             $157,467
    Fees paid indirectly                                           (2,590)
    Reduction of expenses by investment adviser                   (43,666)
                                                                 --------
      Net expenses                                               $111,211
                                                                 --------
        Net investment income                                    $648,811
                                                                 ========

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                               2001            2000
--------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared
   as distributions to shareholders           $    648,811    $    619,038
                                              ------------    ------------
Series share (principal) transactions
  at net asset value of $1.00 per share -
  Net proceeds from sale of shares            $ 22,142,122    $  8,569,228
  Net asset value of shares issued to
    shareholders in reinvestment
    of distributions                               648,809         619,222
  Cost of shares reacquired                    (13,299,017)     (9,400,610)
                                              ------------    ------------
    Total increase (decrease) in net assets   $  9,491,914    $   (212,160)
Net assets:
  At beginning of period                        11,214,251      11,426,411
                                              ------------    ------------
  At end of period                            $ 20,706,165    $ 11,214,251
                                              ============    ============
See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------------
                                                             2001           2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                       ----------     ----------     ----------     ----------     ----------

Income from investment operations# -
  Net investment income(S)                             $     0.04     $     0.06     $     0.05     $     0.05     $     0.05
                                                       ----------     ----------     ----------     ----------     ----------

Less distributions declared to shareholders
  from net investment income                           $    (0.04)    $    (0.06)    $    (0.05)    $    (0.05)    $    (0.05)
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value - end of period                        $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                       ==========     ==========     ==========     ==========     ==========
Total return                                                 3.72%          5.93%          4.59%          4.91%          4.91%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 0.61%          0.62%          0.61%          0.62%          0.61%
  Net investment income                                      3.50%          5.76%          4.52%          4.76%          4.91%
Net assets at end of period (000 Omitted)              $   20,706     $   11,214     $   11,426     $   11,569     $    8,755

(S) Subject  to  reimbursement  by  the  series,  the  investment  adviser  voluntarily agreed under a temporary  expense reimbursement agreement to pay all of the series' operating expenses, exclusive of  management  fees. In consideration, the series pays the investment adviser a reimbursement fee not  greater  than 0.10% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income                              $     0.03     $     0.05     $     0.04     $     0.05     $     0.04
    Ratios (to average net assets):
      Expenses##                                             0.85%          0.99%          0.88%          0.96%          1.36%
      Net investment income                                  3.26%          5.39%          4.25%          4.42%          4.16%

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Money Market Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2001, there were 7 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The series' use of amortized cost is subject to the series' compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.10% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2001, aggregate unreimbursed expenses amounted to $259,534.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $498,841,392 and $489,943,446, respectively.

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

(6) Line of Credit
The series and other affiliated series participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2001, was $227. The series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Money Market Series:

We have audited the accompanying statement of assets and liabilities of MFS Money Market Series, (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Money Market Series as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2002

(C)2002 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors Inc., 500 Boylston Street, Boston, MA 02116.
                                                                VMM-2 2/02 1.5M